UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Harvest Health & Recreation Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

Explanatory Note

One July 12, 2021, Harvest Health & Recreation Inc. (“Harvest”) filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) for the annual and special meeting of shareholders to take place on August 11, 2021 (the “Meeting”) with the Securities and Exchange Commission. Harvest is filing this supplement to the Proxy Statement solely to file Appendixes D and F to the Proxy Statement, which were inadvertently omitted from the original Proxy Statement filing. Appendixes D and F should be reviewed in connection with and as part of the Proxy Statement. Except as described above, this supplement does not modify, amend, supplement or otherwise affect the Proxy Statement.

APPENDIX “D”

INTERIM ORDER

No. S216240 Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF SECTION 288 OF THE BUSINESS CORPORATIONS ACT

(BRITISH COLUMBIA), S.B.C. 2002, C. 57, AS AMENDED

AND

IN THE MATTER OF AN ARRANGEMENT INVOLVING

HARVEST HEALTH & RECREATION INC., CERTAIN OF ITS SECURITYHOLDERS AND

TRULIEVE CANNABIS CORP.

HARVEST HEALTH & RECREATION INC.

PETITIONER

ORDER MADE AFTER APPLICATION

(INTERIM ORDER)

BEFORE ) ) )	Master Cameron	) FRIDAY, THE 9th DAY OF ) JULY, 2021 )

ON THE APPLICATION of the Petitioner, without notice, pursuant to sections 186 and 288-297 of the Business Corporations Act, S.B.C. 2002, c. 57, as amended (the “BCBCA”), for an Interim Order in connection with a plan of arrangement under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “BCBCA”), coming on for hearing at 800 Smithe Street, Vancouver, British Columbia, V6Z 2E1, on July 9th, 2021, by way of MS Teams and on hearing counsel for the Petitioner, Mia Laity, and counsel for Trulieve Cannabis Corp. (“Trulieve”), Derek Bell, and upon reading the materials filed therein:

THIS COURT ORDERS that:

1.

Unless otherwise defined, capitalized terms used in this Interim Order shall have the respective meanings ascribed to them in the preliminary proxy statement/management information circular of Harvest (the “Circular”) attached as Exhibit “A” to the Affidavit #1 of Steve White made July 6th, 2021 (“Affidavit #1”).

2.

Pursuant to sections 289 and 291 of the BCBCA, the Petitioner is authorized and permitted to call, hold and conduct a meeting (the “Meeting”) of the Harvest Shareholders to be held by way of live webcast beginning at 10 a.m. (Pacific Daylight Time) on August 11, 2021, or as adjourned or postponed, or such other date and time as the Court may direct, to:

(a)

consider and, if thought advisable, pass, with or without variation, a special resolution (the “Arrangement Resolution”) of the Harvest Shareholders, substantianlly in the form attached as Appendix “E” to the Circular attached as Exhibit “A” to Affidavit #1, authorizing and approving, among other things, the arrangement (the “Arrangement”) under Division 5 of Part 9 of the BCBCA, as more particularly set out in the Circular under the heading “Description of the Arrangement”; and

(b)	transact such further or other business as may properly come before the Meeting or any adjournments or postponements thereof.

3.	The Meeting shall be called, held and conducted in accordance with:

(a)	the BCBCA;

(b)	Ministerial Order No. M116 made on April 21, 2020 pursuant to the Emergency Program Act, R.S.B.C. 1996, c. 111;

(c)	the Articles of the Petitioner;

(d)	the Circular; and

(e)	applicable securities laws,

and shall be subject to the terms of this Interim Order and any further Order(s) of this Court, and the rulings and directions of the Chairman of the Meeting, such rulings and directions not to be inconsistent with this Interim Order, and to the extent of any inconsistency or discrepancy between this Interim Order and the terms of any instrument creating or governing or collateral to the securities of the Petitioner or to which such securities are collateral or the Articles of the Petitioner, this Interim Order shall govern.

AMENDMENTS

4.

The Petitioner is authorized to make, in the manner contemplated by and subject to the Arrangement Agreement and paragraph 5 below, such amendments, revisions or supplements to the Arrangement Agreement, Arrangement, Plan of Arrangement and Circular as it may determine without any additional notice to the Harvest Shareholders, or any others entitled to receive notice under paragraph 13 hereof, or any further Order of this Court. The Arrangement Agreement, Arrangement and Plan of Arrangement as so amended, revised or supplemented shall be the Arrangement Agreement, Arrangement and Plan of Arrangement submitted to the Harvest Shareholders at the Meeting, and the subject of the Arrangement Resolution. Amendments, modifications or supplements may be made following the Meeting, but shall be subject to review and, if appropriate, further direction by this Court at the hearing for the final approval of the Arrangement.

5.

If any amendments, modifications or supplements to the Arrangement or Plan of Arrangement as referred to in paragraph 4 above, would, if disclosed, reasonably be expected to affect a Harvest Shareholder’s decision to vote for or against the Arrangement Resolution, notice of such amendment, modification or supplement shall be distributed, subject to further order of this Court, by press release, newspaper advertisement, prepaid ordinary mail, or by the method most reasonably practicable in the circumstances, as Harvest may determine.

6.

Harvest is authorized to make such amendments, revisions and supplements to the Circular as it may determine and the Circular, as so amended, revised and/or supplemented, shall be the Circular to be distributed in accordance with paragraphs 9 and 13, below.

ADJOURNMENTS AND POSTPONEMENTS

7.

Notwithstanding the provisions of the BCBCA and the Articles of the Petitioner, and subject to the terms of the Arrangement Agreement, the Board of Directors of the Petitioner by resolution shall be entitled to adjourn or postpone the Meeting on one or more occasions without the necessity of first convening the Meeting or first obtaining any vote of the Harvest Shareholders respecting the adjournment or postponement and without the need for approval of the Court, subject to the Arrangement Agreement. Notice of any such adjournment or postponements shall be given by such method as Harvest may determine is appropriate in the circumstances, including by press release, news release, newspaper advertisement, or by notice sent to the Harvest Shareholders by one of the methods specified in paragraph 9 of this Interim Order, as determined to be the most appropriate method of communication by the Board of Directors of the Petitioner.

RECORD DATE

8.

The record date (the “Record Date”) for determining Harvest Shareholders entitled to receive notice of and vote at the Meeting, and dissent in respect of the Arrangement, is the close of business on July 12, 2021 or such other date as the Board of Directors of the Petitioner may determine and as disclosed to the Harvest Shareholders in the manner the Board of Directors of the Petitioner sees fit. Only Harvest Shareholders whose names were entered in the registers of Harvest at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting in respect of the Arrangement, and dissent in respect of the Arrangement.

NOTICE OF THE MEETING AND APPLICATION FOR FINAL ORDER

9.	The following information:

(a)	the Circular (including the fairness opinions both dated May 9, 2021 of each of Moelis & Company LLC and Haywood Securities Inc., financial advisors to the Petitioner, and this Interim Order);

(b)	Notice of Hearing of Petition (the “Notice of Hearing of Petition”);

(c)	the letter of transmittal; and

(d)	the form of proxy or voting instruction form for use by the Harvest Shareholders,

(collectively, the “Meeting Materials”) in substantially the same form contained as Exhibits to Affidavit #1, with such deletions, amendments and inclusions thereto as counsel for the Petitioner may deem necessary or desirable, provided that such deletions, amendments and inclusions are not inconsistent with the terms of this Interim Order, shall be sent to:

(e)

the registered Harvest Shareholders as they appear on the securities registers of the Petitioner or the records of its registrar and transfer agent as at the Record Date, but not to Harvest Shareholders to whom, on two consecutive occasions, the Petitioner has sent a record but had such record returned because the shareholder could not be located, such Meeting Materials to be sent at least twenty-one (21) days prior to the date of the Meeting, by one of the following methods:

(i)	by prepaid ordinary or air-mail addressed to the Harvest Shareholder at his, her, or its address as it appears on the applicable securities registers of the Petitioner as at the Record Date;

(ii)	by delivery in person or by delivery to the addresses specified in paragraph (i) above; or

(iii)

by email or facsimile transmission to any Harvest Shareholder who identifies himself, herself or itself to the satisfaction of the Petitioner, acting through its representatives, who requests such email or facsimile transmission;

(f)

the directors and auditors of the Petitioner by mailing the Meeting Materials by prepaid ordinary mail, or by email or facsimile transmission, to such persons at least twenty-one (21) days prior to the date of the Meeting; and

(g)

in the case of non-registered holders of Harvest Shares, by providing copies of the Meeting Materials to intermediaries and registered nominees for sending to beneficial owners in accordance with National Instrument 54-101 Communications with Beneficial Owners of Securities of a Reporting Issuer of the Canadian Securities Administrators at least three (3) business days prior to the twenty-first (21st) day prior to the date of the Meeting.

10.

The Circular is hereby deemed to represent sufficient and adequate disclosure, including for the purpose of section 290(1)(a) of the BCBCA, and delivery of the Meeting Materials as ordered herein shall constitute compliance with the requirements of section 290(1)(a) of the BCBCA and the Petitioner shall not be required to send to Harvest Shareholders any other or additional statement pursuant to 290(1)(a) of the BCBCA.

11.

Provided that notice of the Meeting is given and the Meeting Materials are provided to the Harvest Shareholders and other persons entitled thereto in compliance with this Interim Order, the requirement of Section 290(1)(b) of the BCBCA to include certain disclosure in any advertisement of the Meeting is waived.

12.

The accidental delay, failure or omission to give notice of the Meeting or to deliver the Meeting Materials, or the non-receipt of such notices or materials by, or any failure or omission to give such notice or deliver materials as a result of events beyond the reasonable control of the Petitioner (including, without limitation, any inability to use postal services) to any one or more of the persons specified herein shall not constitute a breach of this Interim Order, or in relation to notice to the Harvest Shareholders, a defect in the calling of the Meeting, and shall not invalidate any resolution passed or proceeding taken at the Meeting or step taken in these court proceedings, but if any such failure or omission is brought to the attention of the Petitioner then it shall use reasonable efforts to rectify it by the method and in the time most reasonably practicable in the circumstances.

13.

The Circular and the Notice of Hearing of Petition (collectively, the “Application Materials”) in substantially the form attached as Exhibits “A” and “D”, respectively, to Affidavit #1, with such deletions, amendments and inclusions thereto as counsel for the Petitioner may deem necessary or desirable, provided that such deletions, amendments and inclusions are not inconsistent with the terms of this Interim Order, shall be mailed by registered mail, prepaid ordinary mail, facsimile or email to the holders of convertible securites of the Petitioner, including the holders of Harvest Options, Harvest RSUs, Harvest Warrants, Certificated Warrants and Harvest MVS Warrants (all as defined in Arrangement Agreement) on or around 21 days prior to the date of the Meeting at the addresses which appear on the books of Harvest on the Record Date.

14.	The Petitioner shall be at liberty to give notice of these proceedings to persons outside the jurisdiction of this Court in the manner specified herein.

15.

Service of the Notice of Hearing of Petition in substantially the form attached as Exhibit “D” to Affidavit #1 in accordance with this Interim Order shall constitute good and sufficient notice of these court proceedings and of the Final Application (as defined in clause 38 herein) upon all who may wish to appear, in compliance with the Supreme Court Civil Rules.

16.	The Notice of Hearing of Petition is hereby authorized for use for all purposes as the notice of hearing required by Rule 16-1(8) of the Supreme Court Civil Rules.

17.

For certainty, other than as specifically set out herein, no materials need be served on any persons in respect of these proceedings and, in particular, service of the Petition herein and the accompanying affidavit and additional affidavits as may be filed is hereby dispensed with.

UPDATING MEETING OR APPLICATION MATERIALS

18.

Notice of any amendments, updates or supplements to any of the information provided in the Meeting Materials or Application Materials may be communicated to the Harvest Shareholders and other securityholders, as applicable, or any other persons entitled thereto, by press release, news release, newspaper advertisement or by notice sent to the Harvest Shareholders and other securityholders, as applicable, or any other persons entitled thereto by any of the means set forth in paragraph 7 herein, as determined to be the most appropriate method of communication by the Board of Directors of the Petitioner.

DEEMED RECEIPT OF NOTICE

19.	The Meeting Materials and Application Materials or other documents served in accordance with this order shall be deemed to have been received:

(a)	in the case of mailing, the day, Saturdays and holidays excepted, following the date of mailing;

(b)	in the case of delivery in person, the day following personal delivery or the day following delivery to the person’s address in paragraph 9 above;

(c)	in the case of any means of transmitted, recorded or electronic communication, when dispatched or delivered for dispatch;

(d)	in the case of non-registered holders of Harvest Shares, three (3) days after delivery thereof to intermediaries and registered nominees; and

(e)	in the case of any press release or advertisement, at the time of publication of the press release or advertisement.

CONDUCT OF THE MEETING

20.	The Chairman of the Meeting shall be an officer or director of the Petitioner or such other person as may be appointed by the Harvest Shareholders for that purpose.

21.

The Chairman of the Meeting is at liberty to call on the assistance of legal counsel to the Petitioner at any time and from time to time, as the Chairman of the Meeting may deem necessary or appropriate, during the Meeting, and such legal counsel is entitled to attend the Meeting for this purpose.

22.

The only persons entitled to attend or speak at the Meeting shall be the Harvest Shareholders as at the Record Date, their proxyholders, the auditors of the Petitioner, the officers and directors of the Petitioner, employees and agents of the Petitioner’s transfer agent, Odyssey Trust Company, the professional and legal advisors to the Petitioner, and such other persons with the permission of the Chairman of the Meeting. Directors and officers of Trulieve and Trulieve’s advisors (including legal and financial advisors) shall also be entitled to attend the Meeting.

23.

Subject to and in accordance with the provisions of the Arrangement Agreement, the Meeting may be adjourned for any reason upon the approval of the Chairman of the Meeting, and if the Meeting is adjourned, it shall be reconvened at a place and time to be designated by the Chairman of the Meeting to a date which is not more than 30 days thereafter except for the reason of a lack of quorum.

QUORUM AND VOTING

24.

The quorum at the Meeting shall be at least of one person who holds, or who represents by proxy, in the aggregate, at least 5% of the issued Shares entitled to be voted at the meeting as of the Record Date.

25.

If no quorum for the Meeting is present within one-half hour from the time set for the holding of the Meeting, the Meeting shall stand adjourned to the same day in the next week at the same time and place and, if such day is a non-business day, the next business day following such day at the same time and place, and if at such adjourned meeting a quorum is not present within one-half hour from the time set for the holding of the Meeting, the Harvest Shareholders present, or represented by proxy, and being one or more Harvest Shareholders entitled to vote at the Meeting, shall constitute a quorum.

26.

Each Harvest Shareholder, as applicable, shall be entitled to: (i) one vote for each Subordinate Voting Share, (ii) 100 votes for each Multiple Voting Share and (iii) 200 votes for each Super Voting Share, for each such Subordinate Voting Share, Multiple Voting Share and Super Voting Share, respectivey, held by such registered Harvest Shareholder.

27.

The requisite approval for the Arrangement Resolution shall be the affirmative vote of not less than two thirds (66.67%) of the votes cast by the Harvest Shareholders present in person or represented by proxy at the Meeting voting together as a single class.

28.

The only persons entitled to vote at the Meeting or any postponement(s) or adjournment(s) thereof either in person or by proxy shall be the Harvest Shareholders as at the close of business on the Record Date.

29.

For the purposes of the Meeting, any spoiled votes, illegible votes, defective votes and abstentions shall be deemed to be votes not cast. Proxies that are properly signed and dated, but which do not contain voting instructions shall be voted in favour of the Arrangement Resolution.

SCRUTINEERS

30.	A representative of the Petitioner’s registrar and transfer agent (or any agent thereof) is authorized to act as a scrutineer for the Meeting.

SOLICITATION OF PROXIES

31.

The Petitioner is authorized to use the form of proxy or voting instruction form and letter of transmittal in connection with the Meeting in substantially the same forms contained in Exhibit “B” and Exhibit “C” to Affidavit #1, respectively, with such amendments and additional information as Harvest may determine are necessary or desirable, subject to the terms of the Arrangement Agreement, and the Petitioner may in its discretion waive generally the time limits for deposit of proxies by Harvest Shareholders if the Petitioner deems it reasonable to do so. The Petitioner is authorized, at its expense, to solicit proxies, directly and through its officers, directors and employees, and through such agents or representatives as it may retain for that purpose, and by mail or such other forms of personal or electronic communication as it may determine.

32.	The procedure for the use of proxies at the Meeting and the revocation of proxies shall be as set out in the Meeting Materials.

DISSENT RIGHTS

33.

Each registered Harvest Shareholder as at the Record Date shall be accorded the rights of dissent with respect to the Arrangement Resolution approving the Arrangement, as set out in sections 237-247 of the BCBCA, as modified by the Plan of Arrangement and this Interim Order. Registered Harvest Shareholders as at the Record Date shall be the only Harvest Shareholders entitled to rights of dissent. A beneficial holder of Harvest Shares registered in the name of a broker, custodian, trustee, nominee or other intermediary who wishes to dissent must make arrangements for the registered Harvest Shareholder to dissent on behalf of the beneficial holder of Harvest Shares or, alternatively, make arrangements to become a registered Harvest Shareholder.

34.	In order for a registered Harvest Shareholder as at the Record Date to exercise such rights of dissent (the “Dissent Rights”):

(a)

such dissenting Harvest Shareholder must deliver a written notice of dissent containing the information set out in section 242 of the BCBCA to Harvest by writing to Harvest at Bennett Jones LLP, 666 Burrard Street, Suite 2500, Vancouver, British Columbia, V6C 2X8, Attention: Alan Gardner (email: GardnerA@bennettjones.com), not later than 4:00 p.m. (Vancouver Time) on the date that is two Business Days immediately prior to the Meeting or any date to which the Meeting may be postponed or adjourned;

(b)	such dissenting Harvest Shareholder must not have voted his, her or its Harvest Shares at the Meeting, either by proxy or in person, in favour of the Arrangement Resolution;

(c)	such dissenting Harvest Shareholder must dissent with respect to all of the Harvest Shares held by such person; and

(d)	the exercise of such Dissent Rights must otherwise comply with the requirements of sections 237-247 of the BCBCA, as modified by the Plan of Arrangement and this Interim Order.

35.

Notice to the Harvest Shareholders of their Dissent Rights with respect to the Arrangement Resolution will be given by including information with respect to the Dissent Right in the Circular to be sent to Harvest Shareholders in accordance with the Interim Order.

36.

Subject to the further order of this Court, the rights available to the Harvest Shareholders under the BCBCA and the Plan of Arrangement to dissent from the Arrangement shall constitute full and sufficient Dissent Rights for the Harvest Shareholders with respect to the Arrangement.

37.	Any Harvest Shareholder who duly exercises such Dissent Rights and who:

(a)

is ultimately determined by this Court to be entitled to be paid fair value for his, her or its Harvest Shares (which fair value shall be the fair value of such Harvest Shares immediately before the passing by the Harvest Shareholders of the Arrangement Resolution), shall be deemed to have transferred those Harvest Shares as of the Effective Time, without any further act or formality and free and clear of all liens, claims, encumbrances, charges, adverse interests or security interests to Harvest in consideration for a payment of cash from Trulieve (including any successor or successors to Harvest by amalgamation) equal to such fair value; or

(b)

is for any reason ultimately determined by this Court not to be entitled to be paid fair value for his, her or its Harvest Shares pursuant to the exercise of dissent rights, shall be deemed to have participated in the Arrangement on the same basis and at the same time as any non-Dissenting Shareholder;

but in no case shall Harvest, Trulieve or any other person be required to recognize Harvest Shareholders who exercise dissent rights as holders of Harvest Shares at or after the the Effective Time, and the names of such registered Harvest Shareholders who exercise dissent rights shall be deleted from the central securities register as holders of Harvest Shares at the Effective Time and their Harvest Shares shall be deemed to be surrendered and cancelled.

APPLICATION FOR THE FINAL ORDER

38.

Upon the approval, with or without variation, by the Harvest Shareholders of the Arrangement Resolution, in the manner set forth in this Interim Order, the Petitioner may apply to this Court for an order (being the Final Order):

(a)

pursuant to section 291(4)(a) of the BCBCA, approving the Arrangement, including the terms and conditions thereof and the distributions, issuances, exchanges and/or adjustments of securities contemplated therein or in connection therewith;

(b)

pursuant to section 291(4)(c) of the BCBCA, declaring that the Arrangement, including the terms and conditions thereof and the distributions, issuances, exchanges and/or adjustments of securities contemplated therein or in connection therewith, is fair and reasonable (both procedurally and substantively) to the Harvest securityholders;

(c)

the Arrangement be implemented in the manner and sequence set forth in the Plan of Arrangement, and pursuant to sections 291, 292 and 296 of the BCBCA, the Arrangement will take effect as of the Effective Time;

(d)	the Arrangement shall be binding on Harvest, the Harvest Shareholders and securityholders, and Trulieve upon the taking effect of the Arrangement pursuant to section 297 of the BCBCA;

and the application for the Final Order (the “Final Application”) shall be set down for hearing before a Judge in Chambers at the Courthouse at 800 Smithe Street, Vancouver, British Columbia by way of MS Teams (or by telephone hearing, as the case may be) on August 18th, 2021, or such other date and time as the directors of the Petitioner may by resolution decide.

39.

Any Harvest Shareholder or holder of Harvest Options, Harvest RSUs, Harvest Warrants, Certificated Warrants or Harvest MVS Warrants, any director or auditor of the Petitioner, or any other interested party with leave of the Court may appear and make submissions at the Final Application provided that such person first file a Response to Petition, in the form prescribed by the Supreme Court Civil Rules, as amended by COVID-19 Notice No. 42, and deliver a copy of the filed Response to Petition, together with a copy of all material on which such person intends to rely at the Final Application, including an outline of the basis for such person’s proposed submissions and an email address for contact, to the solicitors for the Petitioner at Bennett Jones LLP, 666 Burrard Street, Suite 2500, Vancouver, BC, V6C 2X8, Attention: Alan P. Gardner and Joseph N. Blinick, on or before 4:00 p.m. (Vancouver time) on August 13th, 2021, or as the Court may otherwise direct.

40.

The only persons entitled to any further notice of any court proceedings herein, including any hearing to sanction and approve the Arrangement, or to appear and be heard thereon, shall be the solicitors for the Petitioner and Trulieve, and those persons who have delivered a Response to Petition in accordance with this Interim Order.

41.

If the Final Application is adjourned, only those persons who have filed and delivered a Response to Petition in accordance with this Order need to be served and provided with notice of the adjourned date and any filed materials.

42.

The Petitioner shall be at liberty, at any time, to apply to vary this Order or for such further direction, order or orders as may be appropriate upon two (2) business days’ notice to those persons who have filed and delivered a response to Petition in accordance with this Order.

43.

The provisions of Rule 16-1 and Rule 8-1 are hereby dispensed with for the purposes of any further application to be made pursuant to this Petition, including the application for the Final Order and any application to vary this Interim Order.

44.

To the extent of any inconsistency or discrepancy between this Interim Order and the Circular, the BCBCA, applicable securities laws or the Articles of the Petitioner, this Interim Order shall prevail and govern.

45.

This Court seeks and requests the aid and recognition of any court or any judicial, regulatory or administrative body in any province of Canada and any judicial, regulatory or administrative tribunal or other court constituted pursuant to the Parliament of Canada or the legislature of any province and any court or any judicial, regulatory or administrative body of the United States or other country to act in aid of and to assist this Court in carrying out the terms of this Interim Order.

46.	Other than in regard to counsel for the Petitioner, the requirement that counsel appearing at this hearing sign the form of this order is dispensed with.

THE FOLLOWING PARTIES APPROVE THE FORM OF THIS ORDER AND CONSENT TO EACH OF THE ORDERS, IF ANY, THAT ARE INDICATED ABOVE AS BEING BY CONSENT:

By the Court

/s/ Mia Laity	/s/ Master Cameron
Counsel for the Petitioner
Alan P. Gardner, Joseph N. Blinick & Mia
Laity	REGISTRAR

No. S216240

Vancouver Registry

IN THE SUPREME COURT OF BRITISH COLUMBIA

IN THE MATTER OF SECTION 288 OF THE BUSINESS CORPORATIONS ACT

(BRITISH COLUMBIA), S.B.C. 2002, C. 57, AS AMENDED

AND

IN THE MATTER OF AN ARRANGEMENT INVOLVING

HARVEST HEALTH & RECREATION INC., CERTAIN OF ITS SECURITYHOLDERS AND

TRULIEVE CANNABIS CORP.

HARVEST HEALTH & RECREATION INC.,

PETITIONER

ORDER MADE AFTER APPLICATION

(INTERIM ORDER)

Mia Laity

Bennett Jones LLP

666 Burrard Street

Suite 2500

Vancouver, BC V6C 2X8

Telephone: 604-891-7500

Facsimile: 604-891-5100

APPENDIX “F”

NOTICE OF HEARING

AND

IN THE MATTER OF AN ARRANGEMENT INVOLVING

HARVEST HEALTH & RECREATION INC., CERTAIN OF ITS SECURITYHOLDERS AND

TRULIEVE CANNABIS CORP.

HARVEST HEALTH & RECREATION INC., PETITIONER

PETITIONER

NOTICE OF HEARING OF PETITION

TO: The Shareholders, Directors, Auditor, and Securityholders of Harvest Health & Recreation Inc. (“Harvest” or the “Petitioner”)

TAKE NOTICE that the petition of the Petitioner dated July 6, 2021 will be heard at the courthouse at 800 Smithe Street, Vancouver, BC V6Z 2E1 by telephone, by MS Teams, in person, or by such other method as the Honourable Court may direct or require on Wednesday, August 18th, 2021 at 9:45 a.m.

1	Date of hearing

☒	The petition is unopposed.

2	Duration of hearing

☒	It has been agreed by the parties that the hearing will take 10 minutes.

3	Jurisdiction

☒	This matter is not within the jurisdiction of a master.

NOTICE IS HEREBY GIVEN that a petition filed by Harvest in the Supreme Court of British Columbia (the “Court”) for approval of a plan of arrangement (the “Arrangement”) pursuant to the Business Corporations Act (British Columbia), S.B.C. 2002, c. 57, as amended, and for an Order (the “Final Order”) determining that the Arrangement, including the terms and conditions thereof, and the distributions, issuances, exchanges and/or adjustments of securities contemplated therein, is procedurally and substantively fair and reasonable to the holders of all of the issued and outstanding subordinate voting shares of Harvest, multiple voting shares of Harvest and super voting shares of Harvest (collectively, the “Harvest Shareholders”), as well as the holders of Company Options, Company RSUs and Company Warrants (all as defined in the Arrangement Agreement dated May 10, 2021 between the Petitioner and Trulieve Cannabis Corp. (“Trulieve”)) and is approved by the Court, will be heard at the courthouse at 800 Smithe Street, Vancouver, BC V6Z 2E1 by telephone (or by MS Teams, in person, or by such other method as the Honourable Court may direct or require) on August 18th, 2021 at 9:45 a.m. or as soon thereafter as counsel may be heard (the “Final Application”).

AND NOTICE IS FURTHER GIVEN that by an Interim Order Made After Application, pronounced by the Court July 9th, 2021, the Court has given directions as to the calling of an annual and special meeting of the Harvest Shareholders for the purpose of, among other things, considering and voting upon the Arrangement and approving the Arrangement.

AND NOTICE IS FURTHER GIVEN that the Final Order approving the Arrangement as procedurally and substantively fair and reasonable to the Harvest Shareholders and the holders of Company Options, Company RSUs and Company Warrants will, if made, serve as the basis of a claim to an exemption from the registration requirements of the United States Securities Act of 1933, as amended, pursuant to Section 3(a)(10) thereof, regarding the issuance and exchange of securities of Trulieve in connection with the Arrangement.

IF YOU WISH TO BE HEARD, any Harvest Shareholder, any holder of Company Options, Company RSUs and Company Warrants, any director or auditor of the Petitioner, or any other interested party with leave of the Court, may appear and make submissions by telephone (or by MS Teams, in person, or by such other method as the Honourable Court may direct or require at the time of the Final Application) at the hearing of the Final Application provided that such person first files a Response to Petition, in the form prescribed by the Supreme Court Civil Rules, as modified by Covid-19 Notice No. 42 as amended and revised, and delivers a copy of the filed Response to Petition, together with a copy of all affidavits and other material on which such person intends to rely at the Final Application, including an outline of such person’s proposed submissions, and an e-mail address for contact, on or before 4:00 p.m. (Vancouver time) on August 13th, 2021, or as the Court may otherwise direct, to the solicitors for the Petitioner at:

BENNETT JONES LLP

666 Burrard Street

Suite 2500

Vancouver, BC V6C 2X8

Attention: Alan P. Gardner, Joseph N. Blinick and Mia Laity

Email: gardnera@bennettjones.com, blinickj@bennettjones.com and laitym@bennettjones.com and to the solicitors for Trulieve at:

DLA Piper (Canada) LLP

1 First Canadian Place

Suite 6000

PO Box 367, 100 King St. W.

Toronto, ON M5X 1E2 Canada

Attention: Derek Bell

Email: derek.bell@dlapiper.com

IF YOU WISH TO BE NOTIFIED OF ANY ADJOURNMENT OF THE FINAL APPLICATION, YOU MUST GIVE NOTICE OF YOUR INTENTION by filing and delivering a Response to Petition, as aforesaid. You may obtain a form of Response to Petition at the Court website online at http://www.bclaws.ca/civix/document/id/complete/statreg/168_2009_04#Form67.

AT THE HEARING OF THE FINAL APPLICATION, the Court may approve the Arrangement as presented, or may approve it subject to such terms and conditions as the Court deems fit.

IF YOU DO NOT FILE A RESPONSE TO PETITION and attend, either on your own behalf or through counsel, by telephone (or by MS Teams, in person, or by such other method as the Honourable Court may direct or require at the time of the Final Application) at the time of such hearing, the Court may approve the Arrangement, as presented, or may approve it subject to such terms and conditions as the Court shall deem fit, all without any further notice to you. If the Arrangement is approved, it will significantly affect the rights of Harvest Shareholders and holders of Company Options, Company RSUs and Company Warrants.

Date: July 9th, 2021	/s/ Mia Laity Signature of lawyer for Petitioner Alan P. Gardner, Joseph N. Blinick & Mia Laity